
CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT OF INCOME
Unaudited
----------------------------------------------------------------------------------------------------------------------------
                                                             2006                        2005               Six Months Ended
                                                      ------------------     ----------------------------       June 30,
                                                      Second      First      Fourth      Third     Second   ----------------
(Dollars in thousands, except per share data)         Quarter    Quarter     Quarter    Quarter    Quarter    2006     2005
----------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and Fees on Loans                           $ 38,967     37,343      36,990     35,331     32,105    76,310  60,947
Investment Securities                                   1,816      1,530       1,437      1,437      1,447     3,346   2,920
Funds Sold                                                586        539         353        121        358     1,125     517
----------------------------------------------------------------------------------------------------------------------------
     Total Interest Income                             41,369     39,412      38,780     36,889     33,910    80,781  64,384
----------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Deposits                                                8,716      7,722       6,727      5,480      4,618    16,438   8,927
Short-Term Borrowings                                     776        824         979        691        734     1,600   1,184
Subordinated Notes Payable                                926        926         942        931        667     1,852   1,108
Other Long-Term Borrowings                                764        810         822        783        769     1,574   1,489
----------------------------------------------------------------------------------------------------------------------------
     Total Interest Expense                            11,182     10,282       9,470      7,885      6,788    21,464  12,708
----------------------------------------------------------------------------------------------------------------------------
Net Interest Income                                    30,187     29,130      29,310     29,004     27,122    59,317  51,676
Provision for Loan Losses                                 121        667       1,333        376        388       788     798
----------------------------------------------------------------------------------------------------------------------------
Net Interest Income after Provision for Loan Losses    30,066     28,463      27,977     28,628     26,734    58,529  50,878
============================================================================================================================
NONINTEREST INCOME
Service Charges on Deposit Accounts                     6,096      5,680       5,722      5,635      5,035    11,776   9,383
Data Processing                                           703        637         693        660        650     1,340   1,257
Asset Management Fees                                   1,155      1,050       1,244      1,050      1,013     2,205   2,125
Retail Brokerage Fees                                     502        483         404        305        313       985     612
Gain on Sale of Investment Securities                      (4)         -           -          9          -        (4)      -
Mortgage Banking Revenue                                  903        721         956      1,317      1,036     1,624   1,799
Merchant Fees                                           1,793      1,725       1,522      1,556      1,532     3,518   3,096
Interchange Fees                                          788        675         631        582        535     1,463   1,026
ATM/Debit Card Fees                                       627        599         582        550        536     1,226   1,074
Other                                                   1,440      1,475       1,220      1,459      1,391     2,915   2,729
----------------------------------------------------------------------------------------------------------------------------
     Total Noninterest Income                          14,003     13,045      12,974     13,123     12,041    27,048  23,101
============================================================================================================================
NONINTEREST EXPENSE
Salaries and Associate Benefits                        15,204     15,430      13,894     14,046     13,187    30,634  25,747
Occupancy, Net                                          2,358      2,223       2,202      2,119      2,035     4,581   3,972
Furniture and Equipment                                 2,661      2,500       2,381      2,285      2,192     5,161   4,304
Intangible Amortization                                 1,536      1,530       1,518      1,430      1,296     3,066   2,492
Other                                                   9,311      8,409       9,347      8,729      7,886    17,720  15,348
----------------------------------------------------------------------------------------------------------------------------
     Total Noninterest Expense                         31,070     30,092      29,342     28,609     26,596    61,162  51,863
============================================================================================================================
OPERATING PROFIT                                       12,999     11,416      11,609     13,142     12,179    24,415  22,116
Provision for Income Taxes                              4,684      3,995       4,150      4,565      4,311     8,679   7,871
----------------------------------------------------------------------------------------------------------------------------
NET INCOME                                           $  8,315      7,421       7,459      8,577      7,868    15,736  14,245
============================================================================================================================
PER SHARE DATA
Basic Earnings                                       $   0.44       0.40        0.40       0.46       0.44      0.84    0.80
Diluted Earnings                                         0.44       0.40        0.40       0.46       0.44      0.84    0.80
Cash Dividends                                          0.163      0.163       0.163      0.152      0.152     0.326   0.304
AVERAGE SHARES
Basic                                                  18,633     18,652      18,624     18,623     18,094    18,642  17,898
Diluted                                                18,653     18,665      18,654     18,649     18,102    18,658  17,909
============================================================================================================================




CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
Unaudited
===============================================================================================================
                                                             2006                          2005
                                                    ----------------------   ----------------------------------
                                                      Second       First       Fourth      Third       Second
(Dollars in thousands, except per share data)         Quarter      Quarter     Quarter     Quarter     Quarter
---------------------------------------------------------------------------------------------------------------
ASSETS
Cash and Due From Banks                             $  103,078     104,486     105,195     109,847     117,921
Funds Sold and Interest Bearing Deposits               126,210     110,604      61,164      16,382      59,062
---------------------------------------------------------------------------------------------------------------
     Total Cash and Cash Equivalents                   229,288     215,090     166,359     126,229     176,983
Investment Securities, Available-for-Sale              191,232     180,760     171,019     192,435     195,860
Loans, Net of Unearned Interest
  Commercial, Financial & Agricultural                 220,345     223,310     232,294     230,175     228,220
  Real Estate - Construction                           180,049     172,317     160,914     151,951     148,367
  Real Estate - Commercial                             672,881     679,948     704,881     699,293     700,477
  Real Estate - Residential                            536,346     543,373     531,653     526,167     519,441
  Real Estate - Home Equity                            171,835     163,189     165,336     162,309     160,767
  Consumer                                             238,381     240,921     242,481     243,081     242,922
  Credit Card                                                -           -           -           1          49
  Other Loans                                           29,784      26,951      26,346      34,225      43,217
  Overdrafts                                             3,239       4,647       3,589       5,690       3,314
---------------------------------------------------------------------------------------------------------------
     Total Loans, Net of Unearned Interest           2,052,860   2,054,656   2,067,494   2,052,892   2,046,774
  Allowance for Loan Losses                            (17,264)    (17,279)    (17,410)    (17,424)    (17,451)
---------------------------------------------------------------------------------------------------------------
     Loans, Net                                      2,035,596   2,037,377   2,050,084   2,035,468   2,029,323
Premises and Equipment, Net                             81,407      76,693      73,818      71,044      69,294
Intangible Assets                                      107,422     108,958     110,451     111,851     113,081
Other Assets                                            52,541      55,841      53,731      46,475      45,344
---------------------------------------------------------------------------------------------------------------
     Total Other Assets                                241,370     241,492     238,000     229,370     227,719
---------------------------------------------------------------------------------------------------------------
Total Assets                                        $2,697,486   2,674,719   2,625,462   2,583,502   2,629,885
===============================================================================================================
LIABILITIES
Deposits:
  Noninterest Bearing Deposits                      $  572,549     562,140     559,492     571,880     598,602
  NOW Accounts                                         555,350     518,024     520,878     481,767     475,687
  Money Market Accounts                                377,958     369,416     331,094     267,074     287,601
  Regular Savings Accounts                             135,330     137,780     144,296     155,471     162,665
  Certificates of Deposit                              512,672     521,796     523,586     549,296     576,074
---------------------------------------------------------------------------------------------------------------
     Total Deposits                                  2,153,859   2,109,156   2,079,346   2,025,488   2,100,629
Short-Term Borrowings                                   77,571      89,105      82,973      92,746      71,148
Subordinated Notes Payable                              62,887      62,887      62,887      62,887      62,887
Other Long-Term Borrowings                              63,022      68,764      69,630      71,526      73,144
Other Liabilities                                       28,403      33,744      24,850      29,278      26,655
---------------------------------------------------------------------------------------------------------------
Total Liabilities                                    2,385,742   2,363,656   2,319,686   2,281,925   2,334,463
---------------------------------------------------------------------------------------------------------------
SHAREOWNERS' EQUITY
Common Stock                                               185         187         186         186         186
Additional Paid-in-Capital                              80,272      84,291      83,304      83,185      82,582
Retained Earnings                                      233,201     227,920     223,532     219,099     213,352
Accumulated Other Comprehensive Income, Net of Tax      (1,914)     (1,335)     (1,246)       (893)       (698)
---------------------------------------------------------------------------------------------------------------
Total Shareowners' Equity                              311,744     311,063     305,776     301,577     295,422
---------------------------------------------------------------------------------------------------------------
Total Liabilities and Shareowners' Equity           $2,697,486   2,674,719   2,625,462   2,583,502   2,629,885
===============================================================================================================
OTHER BALANCE SHEET DATA
Earning Assets                                      $2,370,302   2,346,020   2,299,677   2,261,709   2,301,696
Intangible Assets
  Goodwill                                              84,811      84,811      84,828      84,710      84,511
  Deposit Base                                          21,042      22,453      23,864      25,275      26,598
  Other                                                  1,569       1,694       1,759       1,866       1,972
Interest Bearing Liabilities                         1,784,790   1,767,772   1,735,344   1,680,767   1,709,206
---------------------------------------------------------------------------------------------------------------
Book Value Per Diluted Share                        $    16.81       16.65       16.39       16.17       15.87
Tangible Book Value Per Diluted Share                    11.01       10.82       10.47       10.17        9.79
---------------------------------------------------------------------------------------------------------------
Actual Basic Shares Outstanding                         18,530      18,667      18,632      18,624      18,614
Actual Diluted Shares Outstanding                       18,550      18,680      18,662      18,649      18,617
===============================================================================================================




CAPITAL CITY BANK GROUP, INC.
ALLOWANCE FOR LOAN LOSSES
  AND NONPERFORMING ASSETS
Unaudited
================================================================================================================
                                                                2006                         2005
                                                       ---------------------  ----------------------------------
                                                        Second       First      Fourth       Third      Second
(Dollars in thousands)                                  Quarter     Quarter     Quarter     Quarter     Quarter
----------------------------------------------------------------------------------------------------------------
ALLOWANCE FOR LOAN LOSSES
Balance at Beginning of Period                          $17,279      17,410      17,424      17,451      16,040
Acquired Reserves                                             -           -           -           -       1,385
Provision for Loan Losses                                   121         667       1,333         376         388
Net Charge-offs                                             136         798       1,347         403         362
----------------------------------------------------------------------------------------------------------------
Balance at End of Period                                $17,264      17,279      17,410      17,424      17,451
================================================================================================================
As a % of Loans                                            0.84%       0.84        0.84        0.85        0.85
As a % of Nonperforming Loans                            325.80      330.70      331.11      342.79      289.12
As a % of Nonperforming Assets                           299.72      298.27      313.69      236.07      280.65
================================================================================================================
CHARGE-OFFS
Commercial, Financial and Agricultural                  $   144         322         745         151         302
Real Estate - Construction                                    -           -           -           -           -
Real Estate - Commercial                                      -         291         245           4           2
Real Estate - Residential                                    23          22         145         115          37
Consumer                                                    448         591         575         551         536
----------------------------------------------------------------------------------------------------------------
Total Charge-Offs                                       $   615       1,226       1,710         821         877
================================================================================================================
RECOVERIES
Commercial, Financial and Agricultural                  $    63          62          30          43          98
Real Estate - Construction                                    -           -           -           -           -
Real Estate - Commercial                                      2           3           1           1           -
Real Estate - Residential                                     2           7           1          20          14
Consumer                                                    412         356         331         354         403
----------------------------------------------------------------------------------------------------------------
Total Recoveries                                        $   479         428         363         418         515
================================================================================================================
NET CHARGE-OFFS                                         $   136         798       1,347         403         362
================================================================================================================
Net Charge-Offs as a % of Average Loans <F1>               0.03%       0.16        0.26        0.08        0.08
================================================================================================================
RISK ELEMENT ASSETS
Nonaccruing Loans                                       $ 5,299       5,225       5,258       5,083       6,036
Restructured                                                  -           -           -           -           -
----------------------------------------------------------------------------------------------------------------
  Total Nonperforming Loans                               5,299       5,225       5,258       5,083       6,036
Other Real Estate                                           461         568         292       2,298         182
----------------------------------------------------------------------------------------------------------------
  Total Nonperforming Assets                            $ 5,760       5,793       5,550       7,381       6,218
================================================================================================================
Past Due Loans 90 Days or More                          $   205         367         309         473         562
================================================================================================================
Nonperforming Loans as a % of Loans                        0.26%       0.25        0.25        0.25        0.29
Nonperforming Assets as a % of
  Loans and Other Real Estate                              0.28        0.28        0.27        0.36        0.30
Nonperforming Assets as a % of Capital <F2>                1.75        1.76        1.72        2.31        1.99
=================================================================================================================

<F1>  Annualized
<F2>  Capital includes allowance for loan losses.


AVERAGE BALANCE AND INTEREST RATES <F1>
Unaudited
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Second Quarter of 2006          First Quarter 2006          Fourth Quarter 2005
                                                -------------------------    --------------------------   ------------------------
                                                Average           Average    Average           Average    Average          Average
(Dollars in thousands)                          Balance  Interest  Rate      Balance  Interest  Rate      Balance  Interest  Rate
-------------------------------------------------------------------------    -------------------------    ------------------------
ASSETS:
Loans, Net of Unearned Interest               $2,040,656  $39,059  7.68%    2,048,642   37,439  7.41     2,062,775   37,112  7.14

Investment Securities
  Taxable Investment Securities                  114,521    1,233  4.30       118,055    1,091  3.70       128,478    1,025  3.18
  Tax-Exempt Investment Securities                74,862      895  4.78        59,368      674  4.54        55,481      632  4.55
---------------------------------------------------------------------------------------------------------------------------------

Total Investment Securities                      189,383    2,128  4.49       177,423    1,765  3.98       183,959    1,657  3.60

Funds Sold                                        48,778      586  4.75        49,602      539  4.36        32,276      353  4.28
---------------------------------------------------------------------------------------------------------------------------------

Total Earning Assets                           2,278,817  $41,773  7.35%    2,275,667   39,743  7.08     2,279,010   39,122  6.81
                                                          ==============                ============                 ============
Cash and Due From Banks                           99,830                      109,907                      114,650
Allowance For Loan Losses                        (17,443)                     (17,582)                     (17,568)
Other Assets                                     241,886                      236,466                      231,505
--------------------------------------------------------                    ---------                    ---------
Total Assets                                  $2,603,090                    2,604,458                    2,607,597
========================================================                    =========                    =========

LIABILITIES:
Interest Bearing Deposits
  NOW Accounts                                $  510,088    1,664  1.31       510,270    1,446  1.15       483,780    1,088  0.89
  Money Market Accounts                          363,754    2,642  2.91       343,652    2,298  2.71       307,971    1,820  2.34
  Savings Accounts                               136,168       67  0.20       139,664       62  0.18       149,431       67  0.18
  Time Deposits                                  518,679    4,343  3.36       521,966    3,916  3.04       539,695    3,752  2.76
---------------------------------------------------------------------------------------------------------------------------------
Total Interest Bearing Deposits                1,528,689    8,716  2.29     1,515,552    7,722  2.07     1,480,877    6,727  1.80

Short-Term Borrowings                             82,846      776  3.75        93,867      824  3.55       113,600      979  3.42
Subordinated Note Payable                         62,887      926  5.91        62,887      926  5.97        62,887      942  5.94
Other Long-Term Borrowings                        63,597      764  4.82        69,966      810  4.70        71,224      822  4.58
---------------------------------------------------------------------------------------------------------------------------------
Total Interest Bearing Liabilities             1,738,019  $11,182  2.58%    1,742,272   10,282  2.39     1,728,588    9,470  2.17
                                                          ==============                ============                 ============

Noninterest Bearing Deposits                     519,066                      524,696                      543,140
Other Liabilities                                 30,211                       26,029                       29,661
--------------------------------------------------------                    ---------                    ---------
Total Liabilities                              2,287,296                    2,292,997                    2,301,389

SHAREOWNERS' EQUITY:                          $  315,794                      311,461                      306,208
--------------------------------------------------------                    ---------                    ---------
Total Liabilities and Shareowners' Equity     $2,603,090                    2,604,458                    2,607,597
========================================================                    =========                    =========
Interest Rate Spread                                      $30,591  4.77%                29,461  4.69                  29,652  4.64
========================================================================                ============                  ============
Interest Income and Rate Earned <F2>                      $41,773  7.35                 39,743  7.08                  39,122  6.81
Interest Expense and Rate Paid                             11,182  1.97                 10,282  1.83                   9,470  1.65
------------------------------------------------------------------------                ------------                  ------------
Net Interest Margin                                       $30,591  5.38%                29,461  5.25                  29,652  5.16
========================================================================                ============                  ============

<F1> Interest and average rates are calculated on a tax-equivalent basis using the 35% Federal tax rate.
<F2> Rate calculated based on average earning assets.


AVERAGE BALANCE AND INTEREST RATES <F1>
Unaudited
-----------------------------------------------------------------------------------------------------
                                                 Third Quarter of 2005        Second Quarter 2005
                                               -------------------------    -------------------------
                                               Average           Average    Average           Average
(Dollars in thousands)                         Balance  Interest  Rate      Balance  Interest  Rate
------------------------------------------------------------------------    -------------------------
ASSETS:
Loans, Net of Unearned Interest               $2,046,968  $35,433  6.87%    1,932,637   32,200  6.68

Investment Securities
  Taxable Investment Securities                  137,970    1,022  2.95       149,958    1,113  2.96
  Tax-Exempt Investment Securities                56,079      638  4.55        41,316      513  4.97
----------------------------------------------------------------------------------------------------

Total Investment Securities                      194,049    1,660  3.42       191,274    1,626  3.40

Funds Sold                                         9,885      121  4.79        46,572      358  3.04
----------------------------------------------------------------------------------------------------

Total Earning Assets                           2,250,902  $37,214  6.56%    2,170,483   34,184  6.32
                                                          ==============                ============
Cash and Due From Banks                          106,638                      104,336
Allowance For Loan Losses                        (17,570)                     (16,998)
Other Assets                                     229,554                      200,967
--------------------------------------------------------                    ---------
Total Assets                                  $2,569,524                    2,458,788
========================================================                    =========

LIABILITIES:
Interest Bearing Deposits
  NOW Accounts                                $  463,936      773  0.66%      413,799      560  0.54
  Money Market Accounts                          272,724    1,062  1.54       270,195      830  1.23
  Savings Accounts                               159,080       75  0.19       155,286       75  0.19
  Time Deposits                                  563,595    3,570  2.51       547,919    3,153  2.31
----------------------------------------------------------------------------------------------------
Total Interest Bearing Deposits                1,459,335    5,480  1.49     1,387,199    4,618  1.34

Short-Term Borrowings                             89,483      691  3.07       108,508      734  2.71
Subordinated Note Payable                         62,887      931  5.87        45,681      667  5.86
Other Long-Term Borrowings                        72,408      783  4.29        68,975      769  4.47
----------------------------------------------------------------------------------------------------
Total Interest Bearing Liabilities             1,684,113  $ 7,885  1.86%    1,610,363    6,788  1.69
                                                          ==============                ============

Noninterest Bearing Deposits                     554,092                      544,945
Other Liabilities                                 30,388                       25,373
--------------------------------------------------------                    ---------
Total Liabilities                              2,268,593                    2,180,681

SHAREOWNERS' EQUITY:                          $  300,931                      278,107
--------------------------------------------------------                    ---------
Total Liabilities and Shareowners' Equity     $2,569,524                    2,458,788
========================================================                    =========
Interest Rate Spread                                      $29,329  4.70%                27,396  4.63
========================================================================                ============
Interest Income and Rate Earned <F2>                      $37,214  6.56                 34,184  6.32
Interest Expense and Rate Paid                              7,885  1.39                  6,788  1.25
------------------------------------------------------------------------                ------------
Net Interest Margin                                       $29,329  5.17%                27,396  5.07
========================================================================                ============

<F1> Interest and average rates are calculated on a tax-equivalent basis using the 35% Federal tax rate.
<F2> Rate calculated based on average earning assets.


AVERAGE BALANCE AND INTEREST RATES <F1>
Unaudited
-----------------------------------------------------------------------------------------------------
                                                   Six Months Ended             Six Months Ended
                                                     June 30, 2006               June 30, 2005
                                               -------------------------    -------------------------
                                               Average           Average    Average           Average
(Dollars in thousands)                         Balance  Interest  Rate      Balance  Interest  Rate
------------------------------------------------------------------------    -------------------------
ASSETS:
Loans, Net of Unearned Interest               $2,044,627  $76,498  7.54%    1,880,272   61,120  6.56

Investment Securities
  Taxable Investment Securities                  116,278    2,323  3.99       151,740    2,203  2.91
  Tax-Exempt Investment Securities                67,158    1,570  4.67        42,615    1,099  5.16
----------------------------------------------------------------------------------------------------

Total Investment Securities                      183,436    3,893  4.24       194,355    3,302  3.40

Funds Sold                                        49,188    1,125  4.56        34,479      517  2.98
----------------------------------------------------------------------------------------------------

Total Earning Assets                           2,277,251  $81,516  7.21%    2,109,106   64,939  6.21
                                                          ==============                ============
Cash and Due From Banks                          104,841                      100,848
Allowance For Loan Losses                        (17,512)                     (16,585)
Other Assets                                     239,190                      189,849
--------------------------------------------------------                    ---------
Total Assets                                  $2,603,770                    2,383,218
========================================================                    =========

LIABILITIES:
Interest Bearing Deposits
  NOW Accounts                                $  510,178    3,110  1.23%      386,626    1,007  0.53
  Money Market Accounts                          353,759    4,940  2.82       261,072    1,455  1.12
  Savings Accounts                               137,906      130  0.19       151,502      151  0.20
  Time Deposits                                  520,314    8,258  3.20       549,983    6,314  2.31
----------------------------------------------------------------------------------------------------
Total Interest Bearing Deposits                1,522,157   16,438  2.18     1,349,183    8,927  1.33

Short-Term Borrowings                             88,326    1,600  3.64        94,125    1,184  2.54
Subordinated Note Payable                         62,887    1,852  5.94        38,345    1,108  5.83
Other Long-Term Borrowings                        66,763    1,574  4.75        68,590    1,489  4.38
----------------------------------------------------------------------------------------------------
Total Interest Bearing Liabilities             1,740,133  $21,464  2.49%    1,550,243   12,708  1.65
                                                          ==============                ============

Noninterest Bearing Deposits                     521,865                      540,812
Other Liabilities                                 28,132                       22,589
--------------------------------------------------------                    ---------
Total Liabilities                              2,290,130                    2,113,644

SHAREOWNERS' EQUITY:                          $  313,640                      269,574
--------------------------------------------------------                    ---------
Total Liabilities and Shareowners' Equity     $2,603,770                    2,383,218
========================================================                    =========
Interest Rate Spread                                      $60,052  4.72%                52,231  4.56
========================================================================                ============
Interest Income and Rate Earned <F2>                      $81,516  7.21                 64,939  6.21
Interest Expense and Rate Paid                             21,464  1.90                 12,708  1.22
------------------------------------------------------------------------                ------------
Net Interest Margin                                       $60,052  5.31%                52,231  4.99
========================================================================                ============

<F1> Interest and average rates are calculated on a tax-equivalent basis using the 35% Federal tax rate.
<F2> Rate calculated based on average earning assets.